                                Exhibit 10 (vvv)

                   ASSIGNMENT OF LESSOR'S INTEREST IN LEASES

     THIS ASSIGNMENT, made as of the 30th day of July, 1997 by COPLEY PLACE ASSOCIATES, LLC, a limited liability company organized under the laws of the State of Delaware with an address c/o Overseas Partners Capital Corp., 115 Perimeter Place, Suite 940, Atlanta, Georgia 30346 ("Assignor") to METROPOLITAN LIFE INSURANCE COMPANY, as agent for the Holders (as defined in the Note, hereinafter defined) of the Notes, a corporation duly organized and existing under the laws of the State of New York having its principal office at One Madison Avenue, New York, New York 10010 (herein called "Assignee").

                                  WITNESSETH:

     FOR VALUE RECEIVED, Assignor hereby grants, transfers, and assigns to Assignee all of the right, title and interest of Assignor in and to those certain Leases, with modifications, if any, described in Schedule A hereof and all other leases, subleases and occupancy agreements now or hereafter entered into, covering premises in Boston, Suffolk County, Commonwealth of Massachusetts and the improvements thereon, which premises are more particularly described on Exhibit A attached hereto and made a part hereof, other than the Ground Leases, as defined in the Mortgage (as hereinafter defined); TOGETHER WITH ANY AND ALL EXTENSIONS AND RENEWALS OF ANY THEREOF AND ALSO TOGETHER WITH ANY AND ALL GUARANTEES OF THE LESSEE'S OBLIGATIONS UNDER ANY THEREOF AND UNDER ANY AND ALL EXTENSIONS AND RENEWALS OF ANY THEREOF. Each of said Leases, and other leases, subleases and occupancy agreements together with any and all guarantees, modifications, extensions, and renewals thereof are hereinafter collectively referred to as the "Leases".

          FOR THE PURPOSE OF SECURING:

     ONE: Payment of all sums now or at any time hereafter due to Assignee as evidenced by that certain Class A Promissory Note in the principal amount of $97,500,000.00, dated as of the date hereof, made by Assignor and Urban Investment and Development Co. ("UIDC") and payable to the order of Metropolitan Life Insurance Company ("Metlife") (the "Class A

Note") and that certain Class B Promissory Note in the principal amount of $97,500,000.00, dated as of the date hereof, made by Assignor and UIDC and payable to the order of Metlife (the "Class B Note") (the Class A Note and the Class B Note being hereinafter referred to collectively as the "Notes"), and secured by a certain Leasehold Mortgage, Security Agreement and Fixture Financing Statement made by Assignor and UIDC to Assignee of even date herewith, and recorded or to be recorded at or prior to the recording of this Assignment, as the same may be amended, modified, extended or consolidated (the "Mortgage"; terms used herein but not defined herein shall have the meanings ascribed thereto in the Mortgage); and

     TWO: Performance and discharge of each and every obligation, covenant and agreement of Assignor and UIDC contained herein or in the Mortgage or in any of the other Loan Documents.

     A.    TO PROTECT THE SECURITY OF THIS ASSIGNMENT ASSIGNOR
           AGREES WITH RESPECT TO EACH LEASE AS FOLLOWS:

     1. To faithfully abide by, perform and discharge, in all material respects, each and every obligation, covenant and agreement of the Lease by landlord under each Lease (each a "Lessor") to be performed, to give prompt notice to Assignee of any notice of default on the part of Assignor with respect to any Lease received by Assignor from the tenant under any Lease (each, a "Lessee") or any guarantor of any Lease, together with an accurate and complete copy of any such notice; at the sole cost and expense of Assignor, to enforce, short of termination of Lease, or secure the performance, in all material respects, of each and every obligation, covenant, condition and agreement of the Lease by Lessee to be performed; not to modify or in any way alter the terms of the Lease or to terminate the term of a lease, or accept a surrender thereof except as provided in Section 1.10 of the Mortgage; not to anticipate the rents thereunder more than two months in advance (except for security deposits), or to waive, excuse, condone or in any manner release or discharge Lessee thereunder of or from the obligations, covenants, conditions and agreements by Lessee to be performed, including the obligation to pay the rental called for thereunder in the manner and at the place and time specified therein except as provided in
Section 1.10 of the Mortgage and Assignor shall not modify or in any way alter the terms or provisions of any Lease, or terminate the term or accept a surrender thereof except as provided in Section 1.10 of the Mortgage.

     2. At Assignor's sole cost and expense to appear in and defend any action or proceeding arising under, growing out of or in any manner connected with any Lease or the obligations, duties or liabilities of Lessor, Lessee or guarantor thereunder, and to pay all reasonable costs and expenses of Assignee, including attorneys' fees in a reasonable sum, in any such action or proceeding in which Assignee may be joined.

     3. That should Assignor fail to make any payment or to do any act as herein provided beyond any applicable grace period therefor set forth in Section 2.01 of the Mortgage, then Assignee, but without obligation so to do and without further notice or demand on Assignor, and without releasing Assignor from any obligation hereof, may make or do the same in such manner and to such extent as Assignee may deem necessary to protect the security hereof, including specifically, without limiting its general powers, the right to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Assignee, and also the right to perform and discharge each and every obligation, covenant and agreement of Lessor in the Lease contained; and in exercising any such powers to pay necessary costs and expenses, employ counsel and incur and pay reasonable attorneys fees.

     4. To pay all sums expended by Assignee under the authority hereof in accordance with Section 3. 10 of the Mortgage, together with interest thereon at the Default Rate as provided in the Notes, and the same shall be added to the Secured Indebtedness and shall be secured hereby and by the Mortgage.

          I.   ASSIGNOR HEREBY COVENANTS AND WARRANTS WITH
               RESPECT TO EACH LEASE THAT:

          1 .    Assignor has not executed any prior assignment of the Lease or of its right, title and interest therein or the rentals to accrue thereunder, that will not be released upon the funding of the loan evidenced by the Notes (the "Loan").

          2. Assignor has not performed any act or executed any instrument which would prevent Assignee from operating under any of the terms and conditions hereof, or which would limit Assignee in such operation.

          3. Except for security deposits, Assignor has not accepted rent under the Lease for more than two months in advance of the current period for which rent has already become due and payable.

          4. Assignor has not executed or granted any modification or amendment whatever of the Lease either orally or in writing except as set forth in Schedule A, and that to Assignor's knowledge each Lease is in full force and effect.

         11.  IT IS MUTUALLY AGREED WITH RESPECT TO EACH LEASE THAT:

          1. So long as there shall exist no Event of Default, Assignor shall have the right to collect upon but not more than one month prior to accrual, all rents, issues and profits from said demised premises and to retain, use and enjoy the same and to enforce same in the sole name of Assignor.

          2. Upon or at any time after an Event of Default, Assignee may exercise all rights and remedies contained herein or in the Mortgage and without regard for the adequacy of security for the Secured Indebtedness, either in person or by agent with or without bringing any action or proceeding, or by a receiver to be appointed by a court, enter upon, take possession of, manage and operate said demised premises or any part thereof, make, enforce, modify, and accept the surrender of, Leases, obtain and evict tenants, fix or modify rents, and do any acts which Assignee deems proper to protect the security hereof, and either with or without taking possession of said property, in its own name sue for or otherwise collect and receive all rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any Secured Indebtedness, and in such order as Assignee may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the the application thereof as aforesaid, shall not cure or waive any default or waive, modify or affect notice of default under the Mortgage or invalidate any act done pursuant to such notice.

          3. Assignee shall not be obligated to perform or discharge, any obligation, duty or liability under the Lease, or under or by reason of this Assignment, and Assignor shall and does hereby agree to indemnify Assignee against and hold it harmless from any and all liability, loss or damage (other than consequential damages or that which results from Assignee's or its agent's or receiver's gross negligence or willful disregard of its obligations hereunder) which it may or might incur under the Lease or under or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in the Lease; should Assignee incur any such liability, loss or damage under the Lease or under or by reason of this Assignment, or in the defense against any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest thereon as provided in Section 3.10 of the Mortgage, shall be secured hereby and by the Mortgage and Assignor shall reimburse Assignee therefor in accordance with
Section 3.10 of the Mortgage.

          III    IT IS FURTHER MUTUALLY AGREED THAT:

          1. Until the Secured Indebtedness shall have been paid in full, Assignor covenants and agrees to keep leased or to use its good faith efforts to lease at a good and sufficient rental in accordance with the terms of Section
1.10 of the Mortgage all the premises described in the Mortgage and upon demand to transfer and assign to Assignee any and all subsequent Leases upon all or any part of such premises upon the same or substantially the same terms and conditions as are herein contained, and to make, execute and deliver to Assignee, upon demand, any and all instruments that may be necessary or desirable therefor, but the terms and provisions of this Assignment shall apply to any such subsequent Lease whether or not so assigned and transferred.

          2. Upon the payment in full of all Secured Indebtedness, as evidenced by the recording or filing of an instrument of satisfaction or full release of the Mortgage, unless there shall have been recorded another mortgage or deed of trust in favor of Assignee covering the whole or any part of the demised premises, this Assignment shall become and be void and of no effect. In such event, Assignee shall execute, acknowledge and deliver such instrument of termination with respect to this Assignment as shall be reasonably requested by Assignor.

          3. This Assignment inures to the benefit of the named Assignee and its successors and assigns, and binds Assignor and Assignor's heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Lease" as used herein means not only the Lease hereby assigned or any extension or renewal thereof, but also any Lease subsequently executed by Assignor covering the demised premises or any part thereof. In this assignment, whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and conversely. All obligations of each Assignor hereunder are joint and several.

          4. All notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing and sent in the same manner and to the same addresses and representatives of Assignor and Assignee as provided in Section 4.02 of the Mortgage.

          5. A written demand on any tenant by Assignee for payment of rent to Assignee shall be sufficient warrant to said tenant to pay all rents, income, issues and profits to Assignee without necessity for consent by Assignor or any further evidence of a default by Assignor and notwithstanding any claim by Assignor to the contrary, and Assignor hereby irrevocably authorizes and directs and requires all tenants of the premises described in the Mortgage to honor this Assignment of Lessor's Interest in Leases and comply with any such demand by Assignee until further written notice by Assignee authorizing the tenant to resume rent payments to Assignor. Assignor shall have no claim against any tenant for any amounts paid to Assignee hereunder. Assignee shall not make such a demand for rents, income, issues and profits unless and until an Event of Default shall have occurred and be continuing.

          6. Upon request from Assignee, Assignor shall provide to Assignee, at no cost to Assignee, copies of all executed Leases now or hereafter affecting the premises described in the Mortgage.

          7. All commissions and fees arising out of, or connected with, the Lease shall be subordinate to the Mortgage and to this Assignment.

          8. Upon demand, Assignor agrees, if legally permissible, to assign and transfer to Assignee as additional security for the Loan all security deposits field by Assignor pursuant to the Lease.

          9. This Assignment is to be construed and enforced in all respects in accordance with the laws of the Commonwealth of Massachusetts.

          10. In the event of a conflict between the terms of this Assignment and those of the Mortgage, the terms of the Mortgage shall govern.

          11. The liability of Assignor hereunder shall be subject to the same limitations (and exceptions to such limitations) as apply to Mortgagor under Section 1.17 of the Mortgage.

          12. ASSIGNOR HEREBY ACKNOWLEDGES THAT THE TRANSACTION EVIDENCED HEREBY IS A COMMERCIAL TRANSACTION. ASSIGNOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (1) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE COMMONWEALTH OF MASSACHUSETTS (INCLUDING FEDERAL COURTS HAVING JURISDICTION IN THE COMMONWEALTH), AND (II) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. ASSIGNOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO ASSIGNOR AT THE ADDRESS SET FORTH ABOVE (OR SUCH DIFFERENT ADDRESS PROVIDED IN THE MANNER SET FORTH FOR THE GIVING OF NOTICES UNDER THIS INSTRUMENT), AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT OR REJECTION OF RECEIPT OF THE NOTICE. ASSIGNOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY JURISDICTION AND IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OBLIGATIONS, THE OTHER LOAN DOCUMENTS, OR ANY CLAIM OR DISPUTE

HOWSOEVER ARISING, BETWEEN ASSIGNOR AND ASSIGNEE. THIS WAIVER OF JURY TRIAL SHALL BE EFFECTIVE FOR EACH AND EVERY DOCUMENT EXECUTED BY ASSIGNOR OR ASSIGNEE, AND DELIVERED TO ASSIGNEE OR ASSIGNOR, AS THE CASE MAY BE, WHETHER OR NOT SUCH DOCUMENT SHALL CONTAIN A WAIVER OF JURY TRIAL. ASSIGNOR FURTHER CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

     13. The provisions of Section 1.17 of the Mortgage are incorporated herein by reference as if herein set forth in full and shall be fully applicable to this instrument.

     14. This Assignment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed by its duly authorized representatives as of the day and year first written above.


WITNESS/ATTEST:               ASSIGNOR:

                              COPLEY PLACE ASSOCIATES, LLC
                              a Delaware limited liability company

/s/ Marcia M. Miller                By:     Overseas Partners Capital Corp.,
--------------------                Its managing member

                                    By:     /s/ Bruce M. Barone
                                            --------------------
                                            Its President and CEO
                                            Hereunto duly authorized


/s/ Stephanie C. Silvers                    By:    JMB Realty Corporation
------------------------                    an Illinois corporation, its member


                                     By:    /s/ Elizabeth Kogen
                                            --------------------
                                            Its Vice President
                                            Hereunto duly authorized

STATE OF Georgia          )
                          ) SS:
COUNTY OF Dekalb          )                             July 30, 1997



          Then personally appeared before me, the above name Bruce M. Barone, President of Overseas Partners Capital Corp., a Delaware corporation, managing member of Copley Place Associates, LLC, a Delaware limited liability company, who executed the foregoing instrument and acknowledged that he executed the foregoing instrument as the free act and deed of said corporation in its capacity as the Managing Member of said limited liability company pursuant to proper authorization of the members of such limited liability company, and as the free act and deed said limited liability company.


                                 /s/ Elise R. Kitchens
                                 ---------------------
                                 Notary Public
                                 My Commission Expires: 12/2/2000



STATE of New York     )
                      ) SS:
COUNTY OF New York    )                  July 30, 1997


          Then personally appeared before me, the above named Elizabeth Kogen, Vice President of JMB Realty Corporation, a Delaware corporation, a member of Copley Place Associates, LLC, a Delaware limited liability company, who executed the foregoing instrument and acknowledged that he executed the foregoing instrument as the free act and deed of said corporation in its capacity as a member of said limited liability company pursuant to proper authorization of the members of such limited liability company, and as the free act and deed of said limited liability company.


                                 /s/  Frank S. Caiazzo
                                 ---------------------
                                 Notary Public
                                 My Commission Expires:
                                 FRANK S. CAIAZZO
                                 Notary Public, State of New York
                                 No. 43-4777178
                                 Qualified in Richmond County Certificate filed in New York County.
                                 Commission Expires March 30, 1998

                                   SCHEDULE A
                                       TO
                   ASSIGNMENT OF LESSOR'S INTEREST IN LEA@IE
                   -----------------------------------------



    All leases now existing or hereafter entered into with respect to any portion of land and improvements commonly known as Copley Place Central Area, located at 100 Huntington Avenue, Boston, Suffolk County, Massachusetts, including without limitation, the following leases:



                                      -11-